UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2008

ChoicePoint Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650
(State of Incorporation)	Commission File Number	(IRS employer identification no.)

1000 Alderman Drive
Alpharetta, Georgia		30005
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (770) 752-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 22, 2008, ChoicePoint Inc. (the “Company”) announced that the staff of the Securities and Exchange Commission (the “SEC”) had notified the Company that the staff had completed its investigation into the circumstances surrounding any possible identity theft, trading in the Company’s stock by its Chief Executive Officer and Chief Operating Officer and related matters without recommending any enforcement action by the SEC.

A copy of the press release announcing the completion of the SEC’s investigation is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this item 8.01.

Item 9.01.	Financial Statements and Exhibits.

99.1     Press Release of ChoicePoint Inc. dated January 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2008	CHOICEPOINT INC.

	By:	/s/ Steven W. Surbaugh

Steven W. Surbaugh
Executive Vice President and
Chief Administrative Officer